Exhibit 99.1
REALNETWORKS ANNOUNCES FIRST QUARTER 2014 RESULTS

•	RealPlayer Cloud continues to gain traction with over 2 million accounts;

•	Mobile Entertainment business launches new LISTEN™ app in US with T-Mobile Partnership;

•	Continued progress in long term strategic transition and growth strategy; and

•	Cash and short-term investments of $209.6 million

SEATTLE - May 7, 2014 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the first quarter ended March 31, 2014.
For the first quarter of 2014, revenue was $45.7 million, compared to $50.6 million in the previous quarter and $56.8 million in the first quarter of 2013.
"During the first quarter of 2014, we continued to invest in laying the foundation for our future growth and profitability," said Rob Glaser, Chairman and interim CEO of RealNetworks. "We began to roll out our new RealPlayer Cloud product globally and we now have over 2 million users. RealPlayer Cloud makes it easy to watch, save and share video across every type of popular digital device.
"Our Mobile Entertainment business brought our new LISTEN™ application, our innovative ringback tone experience for iPhone and Android users, to the U.S. via a new partnership with T-Mobile. We also hired a new leader for our Games business, Atul Bali, who brings over 20 years of experience in land-based and digital gaming.”
GAAP net loss for the first quarter of 2014 was $(7.8) million or $(0.22) per diluted share, compared to $(11.7) million or $(0.33) per diluted share in the first quarter of 2013. Adjusted EBITDA for the first quarter of 2014 was a loss of $(13.9) million, compared to $(3.0) million for the first quarter of 2013. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.

As of March 31, 2014, the company had $209.6 million in unrestricted cash, cash equivalents and short-term investments, compared to $226.2 million as of December 31, 2013.

Business Outlook

For the second quarter of 2014, RealNetworks expects total revenue in the range of $38.0 million to $41.0 million. We expect adjusted EBITDA for the quarter to be a loss in the range of $(13.0) million to $(16.0) million.

Webcast and Conference Call Information
The company will host a conference call today to review results and discuss the company's performance at 5 p.m. ET/2 p.m. PT by calling 888-790-3440 or +1-517-308-9350 (Passcode: First Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 9 p.m. PT, May 28, 2014 by calling 800-754-7907 or +1-203-369-3824 (Passcode: 1280865)
For More Information
Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F
About RealNetworks
RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks' corporate information is located at www.realnetworks.com/about-us.
RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, strategic focus and initiatives. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: risks associated with the implementation of RealNetworks' growth plan, strategic initiatives, and restructuring efforts; its ability to successfully introduce and monetize new products and services; competitive risks, including the growth of competing technologies, products and services, and the emergence of new entrants and competition in the market; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended March 31,

	2014	2013
	(in thousands, except per share data)

Net revenue	$45,724	$56,793

Cost of revenue	18,786	20,506

Extinguishment of liability	(10,580)	—

Gross profit	37,518	36,287

Operating expenses:
Research and development	14,059	15,251
Sales and marketing	21,723	21,134
General and administrative	9,317	9,946
Restructuring and other charges	1,216	1,382
Lease exit and related charges	79	—

Total operating expenses	46,394	47,713

Operating income (loss)	(8,876)	(11,426)

Other income (expenses):
Interest income, net	136	647
Gain (loss) on sale of available for sale securities, net	2,371	—
Equity in net loss of Rhapsody investment	(838)	(2,233)
Other income (expense), net	(77)	109

Total other income (expense), net	1,592	(1,477)

Income (loss) before income taxes	(7,284)	(12,903)
Income tax expense (benefit)	486	(1,229)

Net income (loss)	$(7,770)	$(11,674)

Basic net income (loss) per share	$(0.22)	$(0.33)
Diluted net income (loss) per share	$(0.22)	$(0.33)

Shares used to compute basic net income (loss) per share	35,840	35,343
Shares used to compute diluted net income (loss) per share	35,840	35,343

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31, 2014	December 31, 2013
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$131,276	$151,235
Short-term investments	78,361	74,920
Trade accounts receivable, net	25,404	24,613
Deferred costs, current portion	1,629	1,601
Deferred tax assets, current	308	306
Prepaid expenses and other current assets	10,322	9,124
Total current assets	247,300	261,799

Equipment, software, and leasehold improvements, at cost:
Equipment and software	86,585	86,721
Leasehold improvements	3,889	3,482
Total equipment, software, and leasehold improvements	90,474	90,203
Less accumulated depreciation and amortization	68,452	67,031
Net equipment, software, and leasehold improvements	22,022	23,172

Restricted cash equivalents and investments	3,000	3,000
Equity method investment	11,704	12,473
Available for sale securities	3,212	7,181
Other assets	2,517	2,332
Deferred costs, non-current portion	1,040	946
Deferred tax assets, net, non-current portion	1,408	1,409
Other intangible assets, net	12,045	12,993
Goodwill	17,336	17,476

Total assets	$321,584	$342,781

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$21,402	$19,987
Accrued and other current liabilities	27,704	41,893
Deferred tax liabilities, net, current portion	909	899
Deferred revenue, current portion	8,718	7,498
Total current liabilities	58,733	70,277

Deferred revenue, non-current portion	155	166
Deferred rent	1,378	1,318
Deferred tax liabilities, net, non-current portion	1,556	1,556
Other long-term liabilities	595	483

Total liabilities	62,417	73,800

Shareholders' equity	259,167	268,981

Total liabilities and shareholders' equity	$321,584	$342,781

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Quarters Ended March 31,
	2014	2013
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(7,770)	$(11,674)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	2,983	4,888
Stock-based compensation	1,337	2,038
Equity in net loss of Rhapsody	838	2,233
Deferred income taxes, net	10	(1,559)
Gain on sale of available for sale securities	(2,371)	—
Realized translation gain	(48)	—
Extinguishment of liability	(10,580)	—
Other	—	(75)
Net change in certain operating assets and liabilities	(2,909)	(2,584)
Net cash provided by (used in) operating activities	(18,510)	(6,733)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(998)	(1,194)
Proceeds from sale of available for sale securities	2,754	—
Purchases of short-term investments	(29,030)	(43,318)
Proceeds from sales and maturities of short-term investments	25,589	27,640
Acquisitions of businesses, net of cash acquired	—	(700)
Net cash provided by (used in) investing activities	(1,685)	(17,572)
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	210	20
Tax payments from shares withheld upon vesting of restricted stock	(60)	(166)
Payment of contingent consideration	—	(828)
Net cash provided by (used in) financing activities	150	(974)
Effect of exchange rate changes on cash and cash equivalents	86	(1,225)
Net increase (decrease) in cash and cash equivalents	(19,959)	(26,504)
Cash and cash equivalents, beginning of period	151,235	163,198
Cash and cash equivalents, end of period	$131,276	$136,694

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2014	2013
	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$15,215	$16,799	$17,641	$18,383	$22,383
Mobile Entertainment (B)	19,913	22,146	19,948	18,592	20,495
Games (C)	10,596	11,650	11,369	12,875	13,915
Total net revenue	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Product
RealPlayer Group
- License (D)	$5,018	$7,128	$7,281	$6,766	$8,332
- Subscriptions (E)	2,777	3,118	3,615	4,193	4,924
- Media Properties (F)	7,420	6,553	6,745	7,424	9,127

Mobile Entertainment
- SaaS (G)	18,463	20,406	18,156	17,002	18,674
- Technology License & Other (H)	1,450	1,740	1,792	1,590	1,821

Games
- License (I)	3,849	3,511	3,421	4,089	5,249
- Subscriptions (J)	5,241	5,688	5,733	5,980	6,312
- Media Properties (K)	1,506	2,451	2,215	2,806	2,354

Total net revenue	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Geography
United States	$20,428	$19,724	$21,039	$21,463	$28,024
Rest of world	25,296	30,871	27,919	28,387	28,769
Total net revenue	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass and our recently launched RealPlayer Cloud service.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass and our recently launched RealPlayer Cloud service.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks, and our recently launched LISTEN product.

(H) Licensing and other revenue within Mobile Entertainment includes revenue from Helix-related products and professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2014	2013
	Q1	Q4	Q1
	(in thousands)
RealPlayer Group

Net revenue	$15,215	$16,799	$22,383
Cost of revenue	3,518	3,236	5,311
Gross profit	11,697	13,563	17,072

Gross margin	77%	81%	76%

Operating expenses	17,787	15,828	16,206
Operating income (loss)	$(6,090)	$(2,265)	$866

Adjusted EBITDA	$(5,491)	$(1,474)	$1,331

Mobile Entertainment

Net revenue	$19,913	$22,146	$20,495
Cost of revenue	11,950	13,634	10,832
Gross profit	7,963	8,512	9,663

Gross margin	40%	38%	47%

Operating expenses	9,616	8,863	9,111
Operating income (loss)	$(1,653)	$(351)	$552

Adjusted EBITDA	$(339)	$1,251	$3,382

Games

Net revenue	$10,596	$11,650	$13,915
Cost of revenue	3,129	2,962	3,800
Gross profit	7,467	8,688	10,115

Gross margin	70%	75%	73%

Operating expenses	9,766	12,057	11,852
Operating income (loss)	$(2,299)	$(3,369)	$(1,737)

Adjusted EBITDA	$(1,674)	$(2,724)	$(1,154)

Corporate

Net revenue	$—	$—	$—
Cost of revenue	189	244	563
Extinguishment of liability	(10,580)	—	—
Gross profit	10,391	(244)	(563)

Gross margin	N/A	N/A	N/A

Operating expenses	9,225	8,212	10,544
Operating income (loss)	$1,166	$(8,456)	$(11,107)

Adjusted EBITDA	$(6,414)	$(3,668)	$(6,568)

Total

Net revenue	$45,724	$50,595	$56,793
Cost of revenue	18,786	20,076	20,506
Extinguishment of liability	(10,580)	—	—
Gross profit	37,518	30,519	36,287

Gross margin	82%	60%	64%

Operating expenses	46,394	44,960	47,713
Operating income (loss)	$(8,876)	$(14,441)	$(11,426)

Adjusted EBITDA	$(13,918)	$(6,615)	$(3,009)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2014	2013
	Q1	Q4	Q1
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(6,090)	$(2,265)	$866
Acquisitions related intangible asset amortization	60	60	67
Depreciation and amortization	539	731	398
Adjusted EBITDA	$(5,491)	$(1,474)	$1,331

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(1,653)	$(351)	$552
Acquisitions related intangible asset amortization	607	781	813
Depreciation and amortization	707	821	2,017
Adjusted EBITDA	$(339)	$1,251	$3,382

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,299)	$(3,369)	$(1,737)
Acquisitions related intangible asset amortization	314	314	21
Depreciation and amortization	311	331	562
Adjusted EBITDA	$(1,674)	$(2,724)	$(1,154)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$1,166	$(8,456)	$(11,107)
Other income (expense), net	(77)	613	109
Depreciation and amortization	445	665	1,010
Lease exit and related charges	79	23	—
Restructuring and other charges	1,216	1,690	1,382
Stock-based compensation	1,337	1,797	2,038
Extinguishment of liability	(10,580)	—	—
Adjusted EBITDA	$(6,414)	$(3,668)	$(6,568)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(8,876)	$(14,441)	$(11,426)
Other income (expense), net	(77)	613	109
Acquisitions related intangible asset amortization	981	1,155	901
Depreciation and amortization	2,002	2,548	3,987
Lease exit and related charges	79	23	—
Restructuring and other charges	1,216	1,690	1,382
Stock-based compensation	1,337	1,797	2,038
Extinguishment of liability	(10,580)	—	—
Adjusted EBITDA	$(13,918)	$(6,615)	$(3,009)